UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2015 (April 9, 2015)

AETHLON MEDICAL, INC.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-21846 (Commission File Number)	13-3632859 (IRS Employer Identification Number)

9635 Granite Ridge Drive, Suite 100 San Diego, California (Address of principal executive offices)	92123 (Zip Code)

Registrant’s telephone number, including area code: (858) 459-7800

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively, the "Filings") contain or may contain forward-looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the Filings the words "anticipate,” "believe," "estimate," "expect," "future," "intend," "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward-looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward-looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On April 9, 2015, Aethlon Medical, Inc. (“we”) entered into an investigator-initiated clinical trial agreement (the “Agreement”) with the University of California, Irvine (“UCI”). Under the Agreement, UCI will conduct a five-year clinical study protocol entitled “Plasma Exosome Concentration in Cancer Patients Undergoing Treatment” (the “Protocol”). The Protocol will seek to enroll five (5) individuals in each of nine defined tumor types for a total study population of up to forty-five (45) subjects (the “Clinical Trial”). The tumor types include the following forms of cancer; Breast adenocarcinoma, Colorectal, Gastric & Gastroesophageal, Pancreatic, Cholangiocarcinoma, Lung (NSCLC), Head & Neck (SCC), Melanoma and Ovarian adenocarcinoma. The principal investigator of the study is Edward Nelson, M.D.

The budget for the Protocol provides for (i) $19,032 in startup charges; (ii) $8,039 in Protocol related variable pass-through charges; and (iii) per subject visit charges of $3,359 per subject, for a total subject visit charge of $151,155 for forty-five (45) subjects. These costs will be borne by us. UCI may disseminate the results of the Clinical Trial through presentation and/or publication, but may not disclose any of our confidential information.

The foregoing description of the Agreement, the Protocol, the Clinical Trial and the budget does not purport to be complete and is qualified in its entirety by the Clinical Trial Agreement attached hereto as Exhibit 10.1, the Protocol attached hereto as Exhibit 10.2, and the Budget attached hereto as Exhibit 10.3, each of which is incorporated herein by reference.

ITEM 8.01 OTHER EVENTS.

On April 15, 2015, the Registrant issued a press release announcing the Clinical Trial Agreement with UCI. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBIT NO.	DESCRIPTION

10.1	UCI Clinical Trial Agreement
10.2	Protocol for UCI Clinical Trial
10.3	Budget for UCI Clinical Trial
99.1	“Aethlon Medical Announces Cancer Clinical Trial Agreement”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AETHLON MEDICAL, INC.

By: /s/ James B. Frakes
James B. Frakes
Dated: April 15, 2015	Chief Financial Officer